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                              ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-53274, 33-63681, 33-65445 and 33-00269.



                                                     ARTHUR ANDERSEN LLP



Philadelphia, PA
 October 29, 1998